EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED NOVEMBER 18, 2013 TO

PROSPECTUS DATED JULY 31, 2013

The following replaces the paragraph under “MANAGEMENT — Investment Adviser and Portfolio Managers” of the Technology Fund on page 30 of the Prospectus:

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Technology Fund. Deborah L. Koch, Senior Vice President of Northern Trust Investments, Inc., and Sandeep Soorya, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since July 2004 and November 2013, respectively.

The following replaces the tenth paragraph under “FUND MANAGEMENT” on page 35 of the Prospectus:

The managers for the Technology Fund are Deborah L. Koch, Senior Vice President of Northern Trust Investments, Inc., and Sandeep Soorya, Vice President of Northern Trust Investments, Inc. Ms. Koch has been manager since July 2004 and Mr. Soorya since November 2013. Since joining Northern Trust Investments, Inc. in 2003, Ms. Koch has managed various equity portfolios. Mr. Soorya joined Northern Trust Investments, Inc. in 2011 and is a Senior Equity Analyst. From 2006 to 2011, Mr. Soorya was a Senior Analyst at J. Goldman & Co. where he was also responsible for portfolio management of a healthcare dedicated portion of a fund.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT (11/13)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED NOVEMBER 18, 2013 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2013

1.	The disclosure as to the portfolio managers of the Technology Fund in the table under the section entitled “PORTFOLIO MANAGERS” beginning on page 90 of the SAI is replaced with the following disclosure:

Fund	Portfolio Manager(s)
Technology Fund	Deborah L. Koch and Sandeep Soorya

2.	The following disclosure is added under the section entitled “PORTFOLIO MANAGERS – Accounts Managed by the Portfolio Managers” beginning on page 91 of the SAI:

The table below discloses the accounts within each type of category listed below for which Sandeep Soorya, was jointly and primarily responsible for day-to-day portfolio management as of September 30, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

3.	The following disclosure, as of September 30, 2013, is added under the section entitled “PORTFOLIO MANAGERS – Disclosure of Securities Ownership” beginning on page 100 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Sandeep Soorya	Technology Fund	$0

4.	The fourth line on page 101 under the section entitled “PORTFOLIO MANAGERS – Disclosure of Securities Ownership” relating to Matthew Peron’s ownership of securities in the Technology Fund is deleted.

5.	Effective November 18, 2013, Matthew Peron is no longer a portfolio manager of the Technology Fund.